EXHIBIT 10.9
                                  ------------

                                 LOAN AGREEMENT


WHEREAS, In Store Media Systems, Inc. ("ISMSI"), a Nevada corporation, needs Thirty Thousand and 00/100 dollars ($30,000.00) to meet certain short term obligations, and;

WHEREAS, Donald P. Uhl ("DPU") is willing to lend that sum of money to ISMSI subject to certain terms and conditions;

NOW THEREFORE, DPU is willing to lend Thirty Thousand and 00/100 dollars ($30,000.00) ("the Funds") to ISMSI under the following terms and conditions:

         1. The Funds provided by DPU shall be in the form of a DPU check made payable to ISMSI.

         2. ISMSI shall have complete discretion concerning the use of the Funds.

         3. An officer of ISMSI who is authorized to represent and bind ISMSI in respect to financial transactions shall execute the enclosed Promissory Note (the "Note") agreeing to repay the Note upon receipt of new funds in excess of One Hundred Thousand and 00/100 ($100,000) dollars or on October 31st, 2000 unless extended pursuant to its terms.

         4. Interest shall accrue monthly during the term of the Note at an annualized rate of 9.50%.



Agreed this 5th day of September, 2000





For In Store Media Systems, Inc.                     For Donald P. Uhl.
15423 East Batavia Drive                             2790A Riverwalk Circle
Aurora, CO  80011                                    Littleton, CO  80123


/S/ Robert L. Cohen                                  /S/ Donald P. Uhl
----------------------------------------             ---------------------------
Robert L. Cohen                                      Donald P. Uhl
Vice President / Chief Financial Officer

                                 PROMISSORY NOTE



In Store Media Systems, Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of Thirty Thousand and 00/100 dollars ($30,000.00) which is a loan from Donald P. Uhl ("DPU") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123 and does promise to repay DPU the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon receipt of funds in excess of One Hundred Thousand and 00/100 dollars or on October 31, 2000, whichever comes first.

DPU may, at his sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.



Signed this 5th day of September, 2000.




/S/ Robert L. Cohen
-------------------------------
Robert L. Cohen
Chief Financial Officer

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

                                 PROMISSORY NOTE
                               EXTENSION AGREEMENT



Pursuant to the Promissory Note ("Note") dated September 5, 2000, In Store Media Systems Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of Thirty Thousand and 00/100 dollars ($30,000.00) which is a loan from Donald P. Uhl ("DPU") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123.

WHEREAS, ISMSI does promise to repay DPU the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon receipt of funds in excess of One Hundred Thousand and 00/100 dollars or on October 31, 2000, whichever comes first and;

WHEREAS, DPU may, at its sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

NOW THEREFORE, DPU agrees to extend the due date of the Note plus all accrued interest to March 1, 2001, or until venture capital funding is received, whichever comes first. In addition, the Note shall continue to accrue interest in accordance with the original terms of the Note through February 28, 2001.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.

Agreed this 1st day of February, 2001.

For In Store Media Systems                           For Donald P. Uhl
15423 E. Batavia Dr.                                 2790A West Riverwalk Circle
Aurora, CO  80011                                    Littleton, CO  80123


/S/ Robert L. Cohen                                  /S/ Donald P. Uhl
----------------------------------------             ---------------------------
Robert L. Cohen                                      Donald P. Uhl
Chief Financial Officer

                                 PROMISSORY NOTE
                               EXTENSION AGREEMENT


Pursuant to the Promissory Note ("Note") dated September 5, 2000, In Store Media Systems Inc. ("ISMSI") a Nevada corporation located at 15423 East Batavia Drive, Aurora, Colorado, 80011 does hereby acknowledge receipt of Thirty Thousand and 00/100 dollars ($30,000.00) which is a loan from Donald P. Uhl ("DPU") whose address is 2760A West Riverwalk Circle, Littleton Colorado 80123.

WHEREAS, ISMSI does promise to repay DPU the principal amount, plus interest computed at an annual rate of 9.50% accrued on a monthly basis, upon receipt of funds in excess of One Hundred Thousand and 00/100 dollars or on October 31, 2000, whichever comes first and;

WHEREAS, DPU may, at its sole discretion, extend the term for repayment in increments of 30 days and interest shall continue to accrue at the specified rate during any such extension.

NOW THEREFORE, DPU agrees to extend the due date of the Note plus all accrued interest to February 2, 2001, or until venture capital funding is received, whichever comes first. In addition, the Note shall continue to accrue interest in accordance with the original terms of the Note through February 1, 2001.

In the event that ISMSI does not pay the Note and accrued interest as specified above, ISMSI agrees to pay default interest at the rate of one and one-half percent per month from the date of the maturity of the Note until it is paid in full, and to pay the reasonable costs of collection and attorney's fees.

Agreed this 1st day of January, 2001.

For In Store Media Systems                           For Donald P. Uhl
15423 E. Batavia Dr.                                 2790A West Riverwalk Circle
Aurora, CO  80011                                    Littleton, CO  80123



/S/ Robert L. Cohen                                  /S/ Donald P. Uhl
----------------------------------------             ---------------------------
Robert L. Cohen                                      Donald P. Uhl
Chief Financial Officer

                                       4